Exhibit 99.1

Bank of Hawaii Corporation Second Quarter 2005 Financial Results

•                  Diluted Earnings Per Share $0.87; Net Income $46.4 Million

•                  Board of Directors Declares Dividend of $0.33 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 25, 2005) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.87 for the second quarter of 2005, an increase from diluted earnings per share of $0.83 in the first quarter of 2005 and an increase from $0.79 in the second quarter of 2004.  Net income for the second quarter of 2005 was $46.4 million, up $0.9 million from net income of $45.5 million in the previous quarter and up $2.2 million from $44.2 million reported in the same quarter last year.

Results for the second quarter of 2004 included a return to income of $3.5 million before tax ($2.2 million after tax or $0.04 per diluted share), resulting from the release of a portion of the allowance for loan and lease losses.  Excluding the release of reserves, results for the second quarter of 2005 increased $4.4 million or $0.12 per diluted share from the same quarter last year.

Return on average assets for the second quarter of 2005 was 1.87 percent, compared to 1.88 percent in the first quarter of 2005, and 1.80 percent in the second quarter of 2004.  Return on average equity was 25.98 percent for the second quarter of 2005, up from 23.66 percent in the previous quarter and up from 24.28 percent in the same quarter last year.

“Bank of Hawaii Corporation completed another quarter of solid financial performance,” said Allan R. Landon, Chairman and CEO.  “We continued to focus on meeting the financial needs of our customers, which contributed to the growth of our businesses in the second quarter.”

For the six months ended June 30, 2005, net income was $92.0 million, up $7.9 million or 9.4 percent from net income of $84.0 million for the same period last year.  Diluted earnings

- more -

per share were $1.69 for the first half of 2005, an increase of 14.2 percent from diluted earnings per share of $1.48 for the first half of 2004.  The year-to-date return on average assets was 1.87 percent, up from 1.73 percent for the same six months in 2004.  The year-to-date return on average equity was 24.78 percent, up from 22.03 percent for the six months ended June 30, 2004.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2005 was $101.1 million, up $0.4 million from $100.7 million in the first quarter of 2005 and up $5.2 million from $95.9 million in the second quarter of last year.  The increase in net interest income from the second quarter of 2004 was largely due to growth in the loan portfolio.  An analysis of the change in net interest income from the previous quarter is included in Table 6.

The net interest margin was 4.36 percent for the second quarter of 2005, a 7 basis point decrease from 4.43 percent in the previous quarter and a 19 basis point increase from 4.17 percent in the second quarter of 2004.  The decrease from the previous quarter was primarily due to the effects of the flattening yield curve.

The Company did not recognize a provision for loan and lease losses during the second or first quarters of 2005.  As previously mentioned, the Company returned to income $3.5 million from a release of the allowance for loan and lease losses during the second quarter of 2004.

Non-interest income was $50.7 million for the second quarter of 2005, a decrease of $1.6 million or 3.1 percent compared to non-interest income of $52.3 million in the first quarter of 2005.  The decrease was largely due to a decline in insurance income, deposit account analysis fees, and personal tax preparation fees which are traditionally higher in the first quarter.  Non-interest income was $54.8 million in the same quarter last year, including a partnership distribution of $3.2 million and a gain of $2.5 million on the sale of land.  Excluding these items, non-interest income increased $1.5 million or 3.0 percent over the second quarter of 2004.

Non-interest expense was $79.0 million in the second quarter of 2005, down $1.9 million or 2.3 percent from non-interest expense of $80.9 million in the previous quarter and down $6.1 million or 7.2 percent from $85.1 million in the same quarter last year.  Included in the second quarter of 2004 were charges of $2.2 million to settle litigation.  Excluding these charges, non-interest expense decreased $3.9 million or 4.7 percent largely due to a decline in expenses for salaries and benefits.  An analysis of salary and benefit expenses is included in Table 7.

The efficiency ratio for the second quarter of 2005 was 52.07 percent, an improvement from 52.86 percent in the previous quarter and from 56.49 percent in the same quarter last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury and Other Corporate.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 11a and 11b.

2

Asset Quality

Bank of Hawaii Corporation’s asset quality continued to improve when compared to prior quarters.  Non-performing assets were $10.9 million at the end of the second quarter of 2005, a decrease of $2.4 million, or 18.3 percent, compared to non-performing assets of $13.4 million at the end of the previous quarter and a decrease of $10.2 million, or 48.4 percent, compared to $21.2 million at the end of the same quarter last year.  At June 30, 2005 the ratio of non-performing assets to total loans, foreclosed real estate, and other investments was 0.18 percent compared with 0.22 percent at March 31, 2005 and 0.37 percent at June 30, 2004.

Non-accrual loans were $9.9 million at June 30, 2005, a reduction of $2.6 million, or 20.4 percent, from $12.5 million at March 31, 2005 and down $6.3 million, or 38.9 percent, from $16.3 million at June 30, 2004.  Non-accrual loans as a percentage of total loans at June 30, 2005 were 0.16 percent, down from 0.21 percent at March 31, 2005 and down from 0.28 percent at June 30, 2004.

Net charge-offs for the second quarter of 2005 were $3.7 million, or 0.25 percent (annualized) of total average loans, unchanged from the first quarter of 2005.  During the second quarter of 2004 there was a net recovery of $1.2 million.  Net charge-offs in the second quarter of 2005 were comprised of $5.6 million in charge-offs partially offset by recoveries of $1.9 million.

The allowance for loan and lease losses was $101.6 million at June 30, 2005, down from $105.0 million at March 31, 2005 and down from $124.9 million at June 30, 2004.  The decrease in the allowance from the previous year is largely due to $10.0 million returned to income from releases of the allowance for loan and lease losses during 2004.  In addition, during the fourth quarter of 2004, $6.8 million was reclassified from the allowance for loan and lease losses to other liabilities representing the estimate for losses related to unfunded commitments to extend credit.  The $3.4 million decrease in the allowance from the previous quarter was primarily due to net charge-offs.  The allowance for unfunded commitments at June 30, 2005 was $4.6 million, down from $4.9 million at March 31, 2005.

The ratio of the allowance for loan and lease losses to total loans was 1.65 percent at June 30, 2005, down slightly from 1.75 percent at March 31, 2005 and down from 2.16 percent at June 30, 2004.  If the allowance for unfunded commitments had been reclassified at June 30, 2004, the ratio of the allowance for loan and lease losses to total loans would have been 2.06 percent.

Credit exposure to the air transportation industry is summarized in Table 8.

Other Financial Highlights

Total assets were $10.06 billion at June 30, 2005, up from $9.91 billion at March 31, 2005 and up from $9.69 billion at June 30, 2004.  Total loans and leases were $6.15 billion at June 30, 2005, up from $6.02 billion at March 31, 2005 and up from $5.79 billion at June 30, 2004.  Commercial loans were $2.20 billion at June 30, 2005, up from $2.10 billion at March 31, 2005 and $2.02 billion at June 30, 2004 as commercial loan originations strengthened during the quarter and outpaced payoff activity.  Consumer loans were $3.95 billion at June 30, 2005, up from $3.91 billion at March 31, 2005 and $3.76 billion at June 30, 2004 primarily as a result of increases in home equity outstandings from successful loan promotions in a strong Hawaii residential real estate market.

3

Total deposits at June 30, 2005 were $7.73 billion, slightly down from $7.76 billion at March 31, 2005 and up from $7.47 billion at June 30, 2004.  On a linked quarter basis, balances in interest-bearing checking accounts decreased, despite an increase in the number of accounts, mostly due to customers who transferred excess account balances to higher rate time deposits resulting in a growth in time deposits on a linked quarter and year-to-date comparison.

During the second quarter of 2005, Bank of Hawaii Corporation repurchased 1.3 million shares of common stock at a total cost of $60.8 million under its share repurchase program.  The average cost was $47.22 per share repurchased.  From the beginning of the share repurchase program in July 2001 through June 30, 2005, the Company has repurchased a total of 38.6 million shares and returned a total of $1.3 billion to the shareholders at an average cost of $32.67 per share.  From July 1, 2005 through July 22, 2005, the Company repurchased an additional 0.1 million shares of common stock at an average cost of $52.90 per share.  Remaining buyback authority under the share repurchase program was $85.1 million at July 22, 2005.

The Company’s capital and liquidity remain strong.  At June 30, 2005 the Tier 1 leverage ratio was 7.18 percent compared to 7.42 percent at March 31, 2005 and 7.16 percent at June 30, 2004.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.33 per share on the Company’s outstanding shares.  The dividend will be payable on September 15, 2005 to shareholders of record at the close of business on August 29, 2005.

Financial Outlook

Bank of Hawaii Corporation’s earnings estimate of approximately $176.0 million to $179.0 million in net income for the full year of 2005 remains unchanged.  The Company performs a quarterly analysis of credit quality to determine the adequacy of the reserve for credit losses.  The results of this analysis determine the timing and amount of the provision for loan and lease losses.  Earnings per share and return on equity projections continue to be dependent upon, among other things, the terms and timing of share repurchases.

Economy

Hawaii continued to experience record high tourism volumes, home prices and employment during the second quarter of 2005.  Unemployment declined to 2.7 percent in the quarter, job growth remained strong and Hawaii personal income growth was 6.0 percent (3.0 percent after adjusting for inflation).  Construction continued to grow during the second quarter of 2005, including private and military housing initiatives.

Conference Call Information

The Company will review its second quarter 2005 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number is 800-573-4842 in the United States or 617-224-4327 for international callers.  No confirmation code is required to access the call.  A replay will be available for one week beginning Monday, July 25, 2005 by calling 888-286-8010 in the United States or 617-801-6888 for international callers and entering the number 37453795 when prompted.  A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

4

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release, including the statements under the caption “Financial Outlook,” contains forward-looking statements concerning, among other things, the economic and business environment in our service area and elsewhere, credit quality, the expected level of loan and lease loss provisioning, anticipated net income and other financial and business matters in future periods.  Our forward-looking statements are based on numerous assumptions, any of which could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons, including, but not limited to: 1) unanticipated changes in business and economic conditions, the competitive environment, fiscal and monetary policies, legislation in Hawaii and the other markets we serve, or the timing and interpretation of accounting standards; 2) changes in our credit quality or risk profile which may increase or decrease the required level of reserve for credit losses; 3) changes in market interest rates that may affect our credit markets and ability to maintain our net interest margin; 4) changes to the amount and timing of our proposed equity repurchases and repayment of maturing debt; 5) real or threatened acts of war or terrorist activity affecting business conditions; and 6) adverse weather and other natural conditions impacting our and our customers’ operations.  We do not undertake any obligation to update forward-looking statements to reflect later events or circumstances.

# # # #

5

Bank of Hawaii Corporation and Subsidiaries Highlights (Unaudited)			Table 1
	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands except per share amounts)	2005	2004	2005	2004

For the Period:
Interest Income	$124,105	$111,490	$244,263	$223,246
Net Interest Income	101,039	95,849	201,697	191,880
Net Income	46,429	44,232	91,951	84,031
Basic Earnings Per Share	0.90	0.84	1.75	1.57
Diluted Earnings Per Share	0.87	0.79	1.69	1.48
Dividends Declared Per Share	0.33	0.30	0.66	0.60

Net Income to Average Total Assets (ROA)	1.87%	1.80%	1.87%	1.73%
Net Income to Average Shareholders’ Equity (ROE)	25.98	24.28	24.78	22.03
Net Interest Margin [1]	4.36	4.17	4.39	4.23
Efficiency Ratio [2]	52.07	56.49	52.47	56.89

Average Assets	$9,969,243	$9,893,303	$9,907,845	$9,785,603
Average Loans and Leases	6,090,149	5,772,926	6,045,609	5,757,647
Average Deposits	7,747,331	7,371,388	7,717,729	7,345,645
Average Shareholders’ Equity	716,767	732,652	748,344	766,950
Average Equity to Average Assets	7.19%	7.41%	7.55%	7.84%

	June 30,
	2005	2004
At Period End:
Net Loans	$6,049,831	$5,662,410
Total Assets	10,059,690	9,688,769
Deposits	7,726,758	7,469,288
Long-Term Debt	242,674	297,600
Shareholders’ Equity	712,169	699,438

Allowance to Loans and Leases Outstanding	1.65%	2.16%
Dividend Payout Ratio	37.71	38.22
Leverage Ratio	7.18	7.16

Book Value Per Common Share	$13.73	$13.34

Employees (FTE)	2,561	2,683
Branches and offices	86	89

Market Price Per Share of Common Stock for the Quarter Ended:
Closing	$50.75	$45.22
High	51.30	46.84
Low	43.82	40.97

1          The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

2          The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).

Bank of Hawaii Corporation and Subsidiaries Consolidated Statements of Income (Unaudited)				Table 2
	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands except per share amounts)	2005	2004 [1]	2005	2004 [1]
Interest Income
Interest and Fees on Loans and Leases	$90,119	$80,346	$176,586	$161,774
Income on Investment Securities - Available for Sale	27,987	21,745	55,306	42,591
Income on Investment Securities - Held to Maturity	5,527	6,711	11,352	13,687
Deposits	36	1,646	59	2,877
Funds Sold	165	177	240	594
Other	271	865	720	1,723
Total Interest Income	124,105	111,490	244,263	223,246
Interest Expense
Deposits	13,577	8,560	25,181	17,760
Securities Sold Under Agreements to Repurchase	4,562	2,222	7,887	4,148
Funds Purchased	1,151	506	1,884	737
Short-Term Borrowings	45	13	77	28
Long-Term Debt	3,731	4,340	7,537	8,693
Total Interest Expense	23,066	15,641	42,566	31,366
Net Interest Income	101,039	95,849	201,697	191,880
Provision for Loan and Lease Losses	—	(3,500)	—	(3,500)
Net Interest Income After Provision for Loan and Lease Losses	101,039	99,349	201,697	195,380
Non-Interest Income
Trust and Asset Management	14,058	12,995	28,680	26,859
Mortgage Banking	2,594	2,808	5,184	4,785
Service Charges on Deposit Accounts	9,569	9,540	19,748	19,490
Fees, Exchange, and Other Service Charges	15,211	14,243	29,047	27,482
Investment Securities Gains (Losses)	337	(37)	337	(37)
Insurance	4,330	4,926	10,118	9,584
Other	4,575	10,373	9,875	15,527
Total Non-Interest Income	50,674	54,848	102,989	103,690
Non-Interest Expense
Salaries and Benefits	43,856	46,689	88,625	92,690
Net Occupancy Expense	9,189	9,543	18,734	18,929
Net Equipment Expense	5,377	5,799	10,848	11,763
Other	20,582	23,094	41,660	44,765
Total Non-Interest Expense	79,004	85,125	159,867	168,147
Income Before Income Taxes	72,709	69,072	144,819	130,923
Provision for Income Taxes	26,280	24,840	52,868	46,892
Net Income	$46,429	$44,232	$91,951	$84,031
Basic Earnings Per Share	$0.90	$0.84	$1.75	$1.57
Diluted Earnings Per Share	$0.87	$0.79	$1.69	$1.48
Dividends Declared Per Share	$0.33	$0.30	$0.66	$0.60
Basic Weighted Average Shares	51,873,772	52,491,874	52,646,022	53,389,261
Diluted Weighted Average Shares	53,403,781	55,662,415	54,250,018	56,710,653

1          Certain 2004 information has been reclassified to conform to 2005 presentation.

Bank of Hawaii Corporation and Subsidiaries Consolidated Statements of Condition (Unaudited)			Table 3
	June 30,	December 31,	June 30,
(dollars in thousands)	2005	2004	2004

Assets
Interest-Bearing Deposits	$4,825	$4,592	$179,680
Investment Securities - Available for Sale
Held in Portfolio	2,396,204	2,483,719	2,275,272
Pledged as Collateral	117,947	—	—
Investment Securities - Held to Maturity (Fair Value of $522,993, $585,836, and $663,534)	526,767	589,908	679,382
Funds Sold	50,000	21,000	—
Loans Held for Sale	17,435	17,642	9,565
Loans and Leases	6,151,418	5,986,930	5,787,314
Allowance for Loan and Lease Losses	(101,587)	(106,796)	(124,904)
Net Loans	6,049,831	5,880,134	5,662,410
Total Earning Assets	9,163,009	8,996,995	8,806,309
Cash and Non-Interest-Bearing Deposits	293,115	225,359	339,486
Premises and Equipment	137,907	146,095	149,128
Customers’ Acceptance Liability	1,598	1,406	1,213
Accrued Interest Receivable	38,540	36,044	36,378
Foreclosed Real Estate	292	191	4,889
Mortgage Servicing Rights	18,239	18,769	20,819
Goodwill	34,959	36,216	36,216
Other Assets	372,031	305,116	294,331
Total Assets	$10,059,690	$9,766,191	$9,688,769
Liabilities
Deposits
Non-Interest-Bearing Demand	$1,918,749	$1,977,703	$1,939,580
Interest-Bearing Demand	1,641,873	1,536,323	1,464,207
Savings	2,967,993	2,960,351	2,976,108
Time	1,198,143	1,090,290	1,089,393
Total Deposits	7,726,758	7,564,667	7,469,288
Securities Sold Under Agreements to Repurchase	861,233	568,981	687,816
Funds Purchased	63,565	149,635	139,055
Short-Term Borrowings	9,894	15,000	11,055
Banker’s Acceptances Outstanding	1,598	1,406	1,213
Retirement Benefits Payable	66,638	65,708	62,821
Accrued Interest Payable	8,617	7,021	7,169
Taxes Payable and Deferred Taxes	283,082	229,928	225,989
Other Liabilities	83,462	96,373	87,325
Long-Term Debt	242,674	252,638	297,600
Total Liabilities	9,347,521	8,951,357	8,989,331
Shareholders’ Equity
Common Stock ($.01 par value); authorized 500,000,000 shares; issued / outstanding: June 2005 - 81,721,733 / 51,853,734, December 2004 - 81,711,752 / 54,960,857, June 2004 - 81,711,599 / 52,426,010	815	813	813
Capital Surplus	457,280	450,998	403,150
Accumulated Other Comprehensive Income (Loss)	(18,471)	(12,917)	(27,258)
Retained Earnings	1,339,119	1,282,425	1,251,689
Deferred Stock Grants	(7,166)	(8,433)	(9,391)
Treasury Stock, at Cost (Shares: June 2005 - 29,867,999, December 2004 - 26,750,895, June 2004 - 29,285,589)	(1,059,408)	(898,052)	(919,565)
Total Shareholders’ Equity	712,169	814,834	699,438
Total Liabilities and Shareholders’ Equity	$10,059,690	$9,766,191	$9,688,769

Bank of Hawaii Corporation and Subsidiaries Consolidated Statements of Shareholders’ Equity (Unaudited)								Table 4
				Accum.
				Other
				Compre-
				hensive		Deferred		Compre-
		Common	Capital	Income	Retained	Stock	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	(Loss)	Earnings	Grants	Stock	Income

Balance at December 31, 2004	$814,834	$813	$450,998	$(12,917)	$1,282,425	$(8,433)	$(898,052)
Comprehensive Income:
Net Income	91,951	—	—	—	91,951	—	—	$91,951
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	(5,554)	—	—	(5,554)	—	—	—	(5,554)
Total Comprehensive Income								$86,397

Common Stock Issued under Stock Plans and Related Tax Benefits (605,364 shares)	21,499	2	6,282	—	(610)	1,267	14,558
Treasury Stock Purchased (3,710,379 shares)	(175,914)	—	—	—	—	—	(175,914)
Cash Dividends Paid	(34,647)	—	—	—	(34,647)	—	—
Balance at June 30, 2005	$712,169	$815	$457,280	$(18,471)	$1,339,119	$(7,166)	$(1,059,408)

Balance at December 31, 2003	$793,132	$807	$391,701	$(5,711)	$1,199,077	$(8,309)	$(784,433)
Comprehensive Income:
Net Income	84,031	—	—	—	84,031	—	—	$84,031
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	(21,547)	—	—	(21,547)	—	—	—	(21,547)
Total Comprehensive Income								$62,484

Common Stock Issued under Stock Plans and Related Tax Benefits (908,502 shares)	32,028	6	11,449	—	803	(1,082)	20,852
Treasury Stock Purchased (3,527,779 shares)	(155,984)	—	—	—	—	—	(155,984)
Cash Dividends Paid	(32,222)	—	—	—	(32,222)	—	—
Balance at June 30, 2004	$699,438	$813	$403,150	$(27,258)	$1,251,689	$(9,391)	$(919,565)

Bank of Hawaii Corporation and Subsidiaries Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)										Table 5
	Three Months Ended June 30, 2005			Three Months Ended March 31, 2005			Three Months Ended June 30, 2004 [1]			Six Months Ended June 30, 2005
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$6.0	$—	2.36%	$4.8	$—	1.93%	$408.8	$1.6	1.62%	$5.4	$0.1	2.17%
Funds Sold	23.1	0.2	2.86	12.6	0.1	2.37	71.3	0.2	0.99	17.9	0.2	2.68
Investment Securities
Available for Sale	2,542.5	28.0	4.41	2,491.1	27.4	4.40	2,148.9	21.8	4.06	2,517.0	55.4	4.41
Held to Maturity	544.1	5.5	4.06	574.6	5.8	4.06	709.8	6.7	3.78	559.3	11.4	4.06
Loans Held for Sale	15.1	0.2	5.72	13.2	0.2	5.40	20.7	0.3	5.54	14.1	0.4	5.57
Loans and Leases [2]
Commercial and Industrial	945.0	14.3	6.07	904.3	13.2	5.90	845.2	10.3	4.90	924.8	27.5	5.99
Construction	140.9	2.1	5.91	124.1	1.7	5.44	100.4	0.9	3.80	132.5	3.7	5.69
Commercial Mortgage	599.3	8.8	5.89	605.9	8.5	5.73	638.9	8.6	5.39	602.6	17.4	5.81
Residential Mortgage	2,343.9	33.1	5.64	2,332.1	32.6	5.59	2,281.8	32.2	5.65	2,338.0	65.7	5.62
Other Revolving Credit and Installment	739.6	15.4	8.37	736.8	15.0	8.27	683.2	14.4	8.51	738.2	30.5	8.32
Home Equity	719.0	10.8	6.01	678.8	9.5	5.65	534.6	6.1	4.63	699.0	20.2	5.83
Purchased Home Equity	103.3	0.8	3.06	116.8	1.0	3.54	178.8	1.9	4.16	110.0	1.8	3.32
Lease Financing	499.2	4.7	3.74	501.8	4.8	3.88	510.1	5.6	4.38	500.5	9.4	3.81
Total Loans and Leases	6,090.2	90.0	5.91	6,000.6	86.3	5.80	5,773.0	80.0	5.56	6,045.6	176.2	5.86
Other	66.3	0.3	1.64	53.9	0.4	3.38	78.1	0.9	4.45	60.1	0.7	2.42
Total Earning Assets [3]	9,287.3	124.2	5.35	9,150.8	120.2	5.29	9,210.6	111.5	4.86	9,219.4	244.4	5.32
Cash and Non-Interest-Bearing Deposits	305.8			315.6			306.3			310.6
Other Assets	376.1			379.4			376.4			377.8
Total Assets	$9,969.2			$9,845.8			$9,893.3			$9,907.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,667.3	2.4	0.58	$1,618.1	1.7	0.42	$1,390.2	0.6	0.17	$1,642.9	4.1	0.50
Savings	2,970.8	4.8	0.65	2,972.3	4.4	0.60	2,911.5	3.1	0.43	2,971.5	9.2	0.62
Time	1,159.0	6.4	2.20	1,114.7	5.5	2.02	1,129.5	4.9	1.74	1,137.0	11.9	2.11
Total Interest-Bearing Deposits	5,797.1	13.6	0.94	5,705.1	11.6	0.82	5,431.2	8.6	0.63	5,751.4	25.2	0.88
Short-Term Borrowings	822.9	5.8	2.81	706.2	4.1	2.35	1,082.5	2.7	1.02	764.9	9.9	2.60
Long-Term Debt	242.7	3.7	6.16	248.7	3.8	6.14	317.3	4.3	5.48	245.6	7.5	6.15
Total Interest-Bearing Liabilities	6,862.7	23.1	1.35	6,660.0	19.5	1.19	6,831.0	15.6	0.92	6,761.9	42.6	1.27
Net Interest Income		$101.1			$100.7			$95.9			$201.8
Interest Rate Spread			4.00%			4.10%			3.94%			4.05%
Net Interest Margin			4.36%			4.43%			4.17%			4.39%
Non-Interest-Bearing Demand Deposits	1,950.2			1,982.7			1,940.2			1,966.4
Other Liabilities	439.5			422.8			389.4			431.2
Shareholders’ Equity	716.8			780.3			732.7			748.3
Total Liabilities and Shareholders’ Equity	$9,969.2			$9,845.8			$9,893.3			$9,907.8

1          Certain 2004 information has been reclassified to conform to 2005 presentation.

2          Non-performing loans are included in the respective average loan balances. Income, if any, on such loans is recognized on a cash basis.

3          Interest income includes taxable-equivalent basis adjustment based upon a statutory tax rate of 35%.

Bank of Hawaii Corporation and Subsidiaries Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)				Table 6
	Three Months Ended June 30, 2005 Compared to March 31, 2005
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$—	$—	$0.1
Investment Securities
Available for Sale	0.5	0.1	—	0.6
Held to Maturity	(0.3)	—	—	(0.3)
Loans and Leases
Commercial and Industrial	0.6	0.4	0.1	1.1
Construction	0.3	0.1	—	0.4
Commercial Mortgage	(0.1)	0.3	0.1	0.3
Residential Mortgage	0.2	0.3	—	0.5
Other Revolving Credit and Installment	—	0.2	0.2	0.4
Home Equity	0.6	0.6	0.1	1.3
Purchased Home Equity	(0.1)	(0.1)	—	(0.2)
Lease Financing	—	(0.2)	0.1	(0.1)
Total Loans and Leases	1.5	1.6	0.6	3.7
Other	0.1	(0.2)	—	(0.1)
Total Change in Interest Income	1.9	1.5	0.6	4.0

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	0.6	—	0.7
Savings	—	0.4	—	0.4
Time	0.3	0.5	0.1	0.9
Total Interest-Bearing Deposits	0.4	1.5	0.1	2.0
Short-Term Borrowings	0.8	0.8	0.1	1.7
Long-Term Debt	(0.1)	—	—	(0.1)
Total Change in Interest Expense	1.1	2.3	0.2	3.6

Change in Net Interest Income	$0.8	$(0.8)	$0.4	$0.4

1          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate or time for that category.

Bank of Hawaii Corporation and Subsidiaries Salaries and Benefits (Unaudited)			Table 7
	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2005	2004	2005	2004

Salaries	$26,616	$27,904	$52,669	$55,108
Incentive Compensation	3,725	3,260	7,693	7,076
Stock Based Compensation	1,828	3,233	3,543	6,129
Commission Expense	2,281	2,284	4,533	3,911
Retirement and Other Benefits	4,437	4,214	9,205	8,571
Payroll Taxes	2,205	3,103	5,658	6,533
Medical, Dental, and Life Insurance	1,823	2,136	4,054	4,240
Separation Expense	941	555	1,270	1,122
Total Salaries and Benefits	$43,856	$46,689	$88,625	$92,690

Bank of Hawaii Corporation and Subsidiaries Loan Portfolio Balances (Unaudited)				Table 8
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2005	2005	2004 [1]	2004 [1]

Commercial
Commercial and Industrial	$997,762	$918,878	$909,264	$800,893
Commercial Mortgage	563,979	609,689	602,678	643,382
Construction	165,772	107,403	122,355	98,916
Lease Financing	471,600	468,349	479,100	479,488
Total Commercial	2,199,113	2,104,319	2,113,397	2,022,679
Consumer
Residential Mortgage	2,347,877	2,342,062	2,326,385	2,286,618
Home Equity	739,161	694,261	657,164	559,225
Purchased Home Equity	93,806	109,632	122,728	162,730
Other Revolving Credit and Installment	742,834	734,836	734,721	721,386
Lease Financing	28,627	30,680	32,535	34,676
Total Consumer	3,952,305	3,911,471	3,873,533	3,764,635
Total Loans and Leases	$6,151,418	$6,015,790	$5,986,930	$5,787,314

Air Transportation Credit Exposure [2] (Unaudited)
		June 30, 2005		Dec. 31, 2004 [1]	June 30, 2004
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
Air Transportation
United States Regional Passenger Carriers	$41,556	$7,191	$48,747	$54,981	$58,491
United States National Passenger Carriers	37,638	—	37,638	37,377	37,581
Passenger Carriers Based Outside United States	22,249	—	22,249	25,910	30,325
Cargo Carriers	13,475	—	13,475	13,771	14,122
Total Air Transportation	$114,918	$7,191	$122,109	$132,039	$140,519

1          Certain 2004 information has been reclassified to conform to 2005 presentation.

2          Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries Consolidated Non-Performing Assets and Accruing Loans Past Due 90 Days or More (Unaudited)				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2005	2005	2004	2004

Non-Performing Assets
Non-Accrual Loans
Commercial
Commercial and Industrial	$430	$470	$683	$680
Commercial Mortgage	1,739	1,922	2,106	5,649
Lease Financing	1,586	2,418	2,973	1,948
Total Commercial	3,755	4,810	5,762	8,277
Consumer
Residential Mortgage	6,035	7,503	7,688	7,688
Home Equity	156	185	218	306
Total Consumer	6,191	7,688	7,906	7,994
Total Non-Accrual Loans	9,946	12,498	13,668	16,271
Foreclosed Real Estate	292	183	191	4,889
Other Investments	682	684	—	—
Total Non-Performing Assets	$10,920	$13,365	$13,859	$21,160

Accruing Loans Past Due 90 Days or More
Commercial
Commercial and Industrial	$9	$29	$52	$19
Commercial Mortgage	2,213	2,243	—	693
Total Commercial	2,222	2,272	52	712
Consumer
Residential Mortgage	1,310	604	387	698
Purchased Home Equity	—	70	183	32
Other Revolving Credit and Installment	1,417	1,417	1,433	1,142
Lease Financing	—	—	30	57
Total Consumer	2,727	2,091	2,033	1,929
Total Accruing Loans Past Due 90 Days or More	$4,949	$4,363	$2,085	$2,641

Total Loans and Leases	$6,151,418	$6,015,790	$5,986,930	$5,787,314

Ratio of Non-Accrual Loans to Total Loans	0.16%	0.21%	0.23%	0.28%

Ratio of Non-Performing Assets to Total Loans, Foreclosed Real Estate and Other Investments	0.18%	0.22%	0.23%	0.37%

Ratio of Non-Performing Assets and Accruing Loans Past Due 90 Days or More to Total Loans	0.26%	0.29%	0.27%	0.41%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$13,365	$13,859	$15,977	$27,866
Additions	3,088	2,796	5,164	3,909
Reductions
Payments	(5,097)	(2,202)	(6,435)	(4,232)
Return to Accrual	(392)	(698)	(456)	(2,700)
Sales of Foreclosed Assets	—	(129)	(206)	(147)
Charge-offs/Write-downs	(44)	(261)	(185)	(3,536)
Total Reductions	(5,533)	(3,290)	(7,282)	(10,615)
Balance at End of Quarter	$10,920	$13,365	$13,859	$21,160

Bank of Hawaii Corporation and Subsidiaries Consolidated Reserve for Credit Losses (Unaudited)				Table 10
	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands)	2005	2004	2005	2004

Balance at Beginning of Period	$109,906	$127,185	$113,596	$129,080
Loans Charged-Off
Commercial
Commercial and Industrial	581	3,328	1,155	3,715
Commercial Mortgage	—	—	—	574
Lease Financing	—	379	—	607
Consumer
Residential Mortgage	67	319	382	464
Home Equity	—	9	—	9
Purchased Home Equity	406	201	698	291
Other Revolving Credit and Installment	4,546	4,564	9,128	9,219
Lease Financing	29	28	63	64
Total Loans Charged-Off	5,629	8,828	11,426	14,943
Recoveries on Loans Previously Charged-Off
Commercial
Commercial and Industrial	211	1,245	753	2,199
Commercial Mortgage	32	151	94	840
Construction	—	—	—	435
Lease Financing	130	1	162	16
Consumer
Residential Mortgage	189	304	295	598
Home Equity	5	101	30	140
Purchased Home Equity	120	57	154	57
Other Revolving Credit and Installment	1,166	1,703	2,453	3,366
Lease Financing	33	16	52	71
Foreign	—	6,469	—	6,545
Total Recoveries on Loans Previously Charged-Off	1,886	10,047	3,993	14,267
Net Loan Recoveries (Charge-Offs)	(3,743)	1,219	(7,433)	(676)
Provision for Loan and Lease Losses	—	(3,500)	—	(3,500)
Balance at End of Period [1]	$106,163	$124,904	$106,163	$124,904

Components
Allowance for Loan and Lease Losses	101,587	124,904	101,587	124,904
Reserve for Unfunded Commitments [2]	4,576	—	4,576	—
Total Reserve for Credit Losses	$106,163	$124,904	$106,163	$124,904

Average Loans Outstanding	$6,090,149	$5,772,926	$6,045,609	$5,757,647

Ratio of Net Loan (Recoveries) Charge-Offs to Average Loans Outstanding (annualized)	0.25%	(0.08)%	0.25%	0.02%
Ratio of Allowance to Loans and Leases Outstanding [2]	1.65%	2.16%	1.65%	2.16%

1          Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

2          The reclassification of the reserve for unfunded commitments to other liabilities occurred in the fourth quarter of 2004 on a prospective basis. Thus, June 30, 2004 allowance for loan and lease losses and reserve for unfunded commitments were reported together. At June 30, 2004, the reserve for unfunded commitments was $5.4 million.

Bank of Hawaii Corporation and Subsidiaries Business Segment Selected Financial Information (Unaudited)					Table 11a
			Investment	Treasury
	Retail	Commercial	Services	and Other	Consolidated
(dollars in thousands)	Banking	Banking	Group	Corporate	Total

Three Months Ended June 30, 2005
Net Interest Income	$54,212	$35,525	$3,222	$8,080	$101,039
Provision for Loan and Lease Losses	3,531	236	—	(3,767)	—
Net Interest Income After Provision for Loan and Lease Losses	50,681	35,289	3,222	11,847	101,039
Non-Interest Income	25,080	8,735	14,229	2,630	50,674
	75,761	44,024	17,451	14,477	151,713
Non-Interest Expense	(42,569)	(21,019)	(13,692)	(1,724)	(79,004)
Income Before Income Taxes	33,192	23,005	3,759	12,753	72,709
Provision for Income Taxes	(12,281)	(8,400)	(1,391)	(4,208)	(26,280)
Allocated Net Income	20,911	14,605	2,368	8,545	46,429
Allowance Funding Value	(168)	(601)	(6)	775	—
GAAP Provision	3,531	236	—	(3,767)	—
Economic Provision	(3,435)	(2,432)	(103)	(1)	(5,971)
Tax Effect of Adjustments	27	1,035	40	1,107	2,209
Income Before Capital Charge	20,866	12,843	2,299	6,659	42,667
Capital Charge	(5,424)	(4,562)	(1,428)	(8,296)	(19,710)
Net Income (Loss) After Capital Charge (NIACC)	$15,442	$8,281	$871	$(1,637)	$22,957

RAROC (ROE for the Company)	42%	31%	18%	14%	26%

Total Assets at June 30, 2005	$3,789,519	$2,533,496	$192,378	$3,544,297	$10,059,690

Three Months Ended June 30, 2004 [1]
Net Interest Income	$49,524	$33,583	$2,832	$9,910	$95,849
Provision for Loan and Lease Losses	2,587	2,730	(1)	(8,816)	(3,500)
Net Interest Income After Provision for Loan and Lease Losses	46,937	30,853	2,833	18,726	99,349
Non-Interest Income	24,388	12,141	12,985	5,334	54,848
	71,325	42,994	15,818	24,060	154,197
Non-Interest Expense	(44,560)	(22,928)	(13,226)	(4,411)	(85,125)
Income Before Income Taxes	26,765	20,066	2,592	19,649	69,072
Provision for Income Taxes	(9,903)	(7,423)	(959)	(6,555)	(24,840)
Allocated Net Income	16,862	12,643	1,633	13,094	44,232
Allowance Funding Value	(148)	(688)	(6)	842	—
GAAP Provision	2,587	2,730	(1)	(8,816)	(3,500)
Economic Provision	(3,510)	(2,821)	(99)	(3)	(6,433)
Tax Effect of Adjustments	396	288	39	2,951	3,674
Income Before Capital Charge	16,187	12,152	1,566	8,068	37,973
Capital Charge	(5,485)	(5,129)	(1,307)	(8,231)	(20,152)
Net Income (Loss) After Capital Charge (NIACC)	$10,702	$7,023	$259	$(163)	$17,821

RAROC (ROE for the Company)	33%	26%	13%	28%	24%

Total Assets at June 30, 2004	$3,693,382	$2,331,951	$114,038	$3,549,398	$9,688,769

1          Certain 2004 information has been reclassified to conform to 2005 presentation.

Bank of Hawaii Corporation and Subsidiaries Business Segment Selected Financial Information (Unaudited)					Table 11b
			Investment	Treasury
	Retail	Commercial	Services	and Other	Consolidated
(dollars in thousands)	Banking	Banking	Group	Corporate	Total

Six Months Ended June 30, 2005
Net Interest Income	$106,562	$70,087	$6,111	$18,937	$201,697
Provision for Loan and Lease Losses	7,016	652	(1)	(7,667)	—
Net Interest Income After Provision for Loan and Lease Losses	99,546	69,435	6,112	26,604	201,697
Non-Interest Income	49,322	20,266	28,855	4,546	102,989
	148,868	89,701	34,967	31,150	304,686
Non-Interest Expense	(85,618)	(43,579)	(26,911)	(3,759)	(159,867)
Income Before Income Taxes	63,250	46,122	8,056	27,391	144,819
Provision for Income Taxes	(23,403)	(16,999)	(2,981)	(9,485)	(52,868)
Allocated Net Income	39,847	29,123	5,075	17,906	91,951
Allowance Funding Value	(331)	(1,202)	(12)	1,545	—
GAAP Provision	7,016	652	(1)	(7,667)	—
Economic Provision	(6,941)	(4,890)	(193)	(2)	(12,026)
Tax Effect of Adjustments	94	2,013	76	2,267	4,450
Income Before Capital Charge	39,685	25,696	4,945	14,049	84,375
Capital Charge	(10,880)	(9,198)	(2,769)	(18,324)	(41,171)
Net Income (Loss) After Capital Charge (NIACC)	$28,805	$16,498	$2,176	$(4,275)	$43,204

RAROC (ROE for the Company)	40%	31%	20%	17%	25%

Total Assets at June 30, 2005	$3,789,519	$2,533,496	$192,378	$3,544,297	$10,059,690

Six Months Ended June 30, 2004 [1]
Net Interest Income	$99,681	$67,602	$5,645	$18,952	$191,880
Provision for Loan and Lease Losses	5,334	2,477	48	(11,359)	(3,500)
Net Interest Income After Provision for Loan and Lease Losses	94,347	65,125	5,597	30,311	195,380
Non-Interest Income	45,403	22,573	27,426	8,288	103,690
	139,750	87,698	33,023	38,599	299,070
Non-Interest Expense	(87,777)	(46,072)	(26,256)	(8,042)	(168,147)
Income Before Income Taxes	51,973	41,626	6,767	30,557	130,923
Provision for Income Taxes	(19,230)	(15,381)	(2,504)	(9,777)	(46,892)
Allocated Net Income	32,743	26,245	4,263	20,780	84,031
Allowance Funding Value	(277)	(1,425)	(14)	1,716	—
GAAP Provision	5,334	2,477	48	(11,359)	(3,500)
Economic Provision	(6,906)	(5,598)	(193)	(5)	(12,702)
Tax Effect of Adjustments	684	1,682	59	3,570	5,995
Income Before Capital Charge	31,578	23,381	4,163	14,702	73,824
Capital Charge	(11,255)	(10,395)	(2,590)	(17,950)	(42,190)
Net Income (Loss) After Capital Charge (NIACC)	$20,323	$12,986	$1,573	$(3,248)	$31,634

RAROC (ROE for the Company)	31%	25%	18%	27%	22%

Total Assets at June 30, 2004	$3,693,382	$2,331,951	$114,038	$3,549,398	$9,688,769

1          Certain 2004 information has been reclassified to conform to 2005 presentation.

Bank of Hawaii Corporation and Subsidiaries
Quarterly Summary of Selected Consolidated Financial Data (Unaudited)					Table 12
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands except per share amounts)	2005	2005	2004	2004 [1]	2004 [1]

Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$90,119	$86,467	$84,100	$82,079	$80,346
Income on Investment Securities - Available for Sale	27,987	27,319	26,394	24,543	21,745
Income on Investment Securities - Held to Maturity	5,527	5,825	6,147	6,370	6,711
Deposits	36	23	107	496	1,646
Funds Sold	165	75	356	108	177
Other	271	449	267	801	865
Total Interest Income	124,105	120,158	117,371	114,397	111,490
Interest Expense
Deposits	13,577	11,604	9,993	8,990	8,560
Securities Sold Under Agreements to Repurchase	4,562	3,325	3,120	2,085	2,222
Funds Purchased	1,151	733	395	683	506
Short-Term Borrowings	45	32	39	15	13
Long-Term Debt	3,731	3,806	3,893	3,845	4,340
Total Interest Expense	23,066	19,500	17,440	15,618	15,641
Net Interest Income	101,039	100,658	99,931	98,779	95,849
Provision for Loan and Lease Losses	—	—	(6,500)	—	(3,500)
Net Interest Income After Provision for Loan and Lease Losses	101,039	100,658	106,431	98,779	99,349
Non-Interest Income
Trust and Asset Management	14,058	14,622	13,934	12,672	12,995
Mortgage Banking	2,594	2,590	1,516	1,711	2,808
Service Charges on Deposit Accounts	9,569	10,179	10,155	9,472	9,540
Fees, Exchange, and Other Service Charges	15,211	13,836	13,684	13,741	14,243
Investment Securities Gains (Losses)	337	—	(757)	—	(37)
Insurance	4,330	5,788	4,234	5,423	4,926
Other	4,575	5,300	5,584	10,035	10,373
Total Non-Interest Income	50,674	52,315	48,350	53,054	54,848
Non-Interest Expense
Salaries and Benefits	43,856	44,769	45,043	46,566	46,689
Net Occupancy Expense	9,189	9,545	9,606	9,812	9,543
Net Equipment Expense	5,377	5,471	6,316	5,847	5,799
Other	20,582	21,078	21,138	21,965	23,094
Total Non-Interest Expense	79,004	80,863	82,103	84,190	85,125
Income Before Income Taxes	72,709	72,110	72,678	67,643	69,072
Provision for Income Taxes	26,280	26,588	26,437	24,576	24,840
Net Income	$46,429	$45,522	$46,241	$43,067	$44,232

Basic Earnings Per Share	$0.90	$0.85	$0.86	$0.82	$0.84
Diluted Earnings Per Share	$0.87	$0.83	$0.82	$0.78	$0.79

Balance Sheet Totals
Total Assets	$10,059,690	$9,908,030	$9,766,191	$9,594,809	$9,688,769
Net Loans	6,049,831	5,910,784	5,880,134	5,690,924	5,662,410
Total Deposits	7,726,758	7,760,662	7,564,667	7,413,240	7,469,288
Total Shareholders’ Equity	712,169	716,656	814,834	756,707	699,438

Performance Ratios
Net Income to Average Total Assets (ROA)	1.87%	1.88%	1.89%	1.77%	1.80%
Net Income to Average Shareholders’ Equity (ROE)	25.98	23.66	23.63	23.42	24.28
Efficiency Ratio [2]	52.07	52.86	55.37	55.45	56.49

1          Certain 2004 information has been reclassified to conform to 2005 presentation.

2          The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).